UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38355	46-5027260
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 416-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NMRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01. Entry into a Material Definitive Agreement.

Note Purchase Agreement

On February 9, 2021, Nemaura Medical Inc. a Nevada corporation, together with its following wholly owned subsidiaries: Dermal Diagnostics Limited (“Dermal Diagnostics”), an England and Wales corporation and Trial Clinic Limited (“Trial Clinic”), an England and Wales corporation (the foregoing referred to together herein as the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with Uptown Capital, LLC, a Utah limited liability company ( the “Lender”) to be effective as of February 8, 2021 (the “Effective Date’). Pursuant to the Purchase Agreement, the Company agreed to sell, and the Lender agreed to purchase, a Secured Promissory Note (the “Note”) in the original principal amount of $24,015,000.

The Note carries an original issue discount of $4,000,000.00 (the “OID”). In addition, pursuant to the Purchase Agreement, the Company agreed to pay $15,000.00 to the Lender to cover the Lender’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Note (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of the Note. The “Purchase Price,” under the Purchase Agreement, therefore, is $20,000,000.00, computed as follows: $24,015,000.00 initial principal balance, less the OID, less the Transaction Expense Amount.

The Company has previously issued to Chicago Venture Partners, L.P. (“CVP”), a promissory note dated April 15, 2020 which is secured by, among other things, a Security Agreement (“CVP Security Agreement”) dated as of September 14, 2020 pursuant to which Trial Clinic and Dermal Diagnostics granted to CVP a first-position security interest (intended to have effect as a first fixed charge under English law) to secure all “Obligations” (as such term is defined in the CVP Security Agreement). Pursuant to an Assignment and Assumption Agreement dated as of December 30, 2020, CVP assigned to the Lender (then named Irving Park Capital, LLC) all its rights under the promissory note dated April 15, 2020 and all documents related to the promissory note including, without limitation, the CVP Security Agreement. Pursuant to the Note Purchase Agreement, each the Lender, Trial Clinic and Dermal Diagnostics agreed that Trial Clinic’s and Dermal Diagnostics’ obligations under the Note Purchase Agreement are “Obligations” (as such term is defined in the CVP Security Agreement) and are secured by the CVP Security Agreement.

Pursuant to the Purchase Agreement, the Company agreed that until all of the obligations under the Note ae paid and performed in full, that: (i) the Company will timely file on the applicable deadline all reports required to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13 or 15(d) of the 1934 Act, as amended (the “1934 Act”) and take all reasonable action under its control to ensure that adequate current public information with respect to Company, as required in accordance with Rule 144 of the Securities Act of 1933, as amended, is publicly available, and will not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination; (ii) the Company’s common stock will be listed or quoted for trading on any of (a) NYSE, (b) NASDAQ, (c) OTCQX, or (d) OTCQB; (iii) trading in the Company’s common stock will not, for a period of fifteen (15) consecutive days, be suspended, halted, chilled, frozen, reach zero bid or otherwise cease trading on the Company’s principal trading market; (iv) the Company will not enter into any financing transaction with a certain party as set forth in the Purchase Agreement or any entity owned by or affiliated with such certain party; (v) if the Company purchases a specific target company (the “Target”) by July 1, 2021, Company will cause such Target to guarantee repayment of the Note using a form of guaranty designated by the Lender and (vi) if Company does not purchase such Target by July 1, 2021, then the Company will cause all companies purchased by Company after February 8, 2021, until the Note is paid in full to guarantee repayment of the Note using a form of guaranty designated by the Lender.

The Note Purchase Agreement contains customary representations, warranties and covenants. The foregoing description of the material terms of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Promissory Note

On February 9, 2021, the Company issued the Note to the Lender to be effective as of the Effective Date. The Note carries an OID of $4,000,000.00. The maturity date of the Note is twenty-four (24) months after the date the purchase price for the Note was delivered by the Company to the Lender (the “Purchase Price Date”). Further, pursuant to the Note, beginning on March 1, 2021 and continuing on the first day of each month thereafter until the Note has been paid in full, a monitoring fee equal to 0.833% of the then current outstanding balance under the Note will automatically be added to the outstanding balance under the Note.

The Note can be prepaid by the Company at any time, and if the Company chooses to prepay the Note, the Company will have to pay the Lender an amount of cash equal to 100% multiplied by the portion of the outstanding balance of the Note that the Company elects to prepay. The Note is secured by the collateral set forth in the Security Agreement, as further described below. Beginning on the date that is six (6) months after the Purchase Price Date, the Lender will have the right, exercisable at any time in its sole and absolute discretion, to redeem any amount of the Note (the “Redemption Amount”) up to $400,000.00 per month until January 31, 2022 and $2,000,000.00 per month thereafter (the “Maximum Monthly Redemption Amount”) per calendar month by providing written notice to the Company (each, a “Redemption Notice”). The Lender may submit to the Company one (1) or more Redemption Notices in any given calendar month so long as the aggregate amount being redeemed in such month does not exceed the Maximum Monthly Redemption Amount. Upon receipt of any Redemption Notice, the Company shall pay the applicable Redemption Amount in cash to Lender within five (5) trading days of the Company’s receipt of such Redemption Notice.

If at any time while the Note is outstanding, there is an “Event of Default” as such term is defined in the Note, under the Note, the Lender will have the right to accelerate the Note by written notice to the Company, with the then outstanding balance becoming immediately due and payable in cash at the “Mandatory Default Amount.” “Mandatory Default Amount” is defined in the Note as the outstanding balance of the Note following the application of the Default Effect. “Default Effect” is defined in the Note as multiplying the outstanding balance of the Note as of the date the Event of Default occurred by ten percent (10%). Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, the Lender may, at its option, elect to increase the outstanding balance of the Note by applying the Default Effect, subject to certain limitations as set forth in the Note, via written notice to the Company without accelerating the outstanding balance of the Note, in which event the outstanding balance of the Note shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the outstanding balance will not be immediately due and payable unless so declared by the Lender.

If the Lender elects to apply the Default Effect, it will reserve the right to declare the outstanding balance of the Note immediately due and payable at any time and no such election by the Lender shall be deemed to be a waiver of its right to declare the outstanding balance of the Note immediately due. Notwithstanding the foregoing, upon the occurrence of certain Events of Default, as set forth in the Note, the outstanding balance of the Note as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by the Lender. At any time following the occurrence of any Event of Default, upon written notice given by the Lender to the Company, monitoring fees shall accrue on the outstanding balance of the Note beginning on the date the applicable Event of Default occurred at a rate equal to the lesser of twenty-two percent (22%) per annum or the maximum rate permitted under applicable law.

The foregoing description of the material terms of the Note is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Security Agreement

On February 9, 2021, the Company entered into a Security Agreement (the “Security Agreement’) with the Lender to be effective as of the Effective Date. Pursuant to the Security Agreement, the Company granted to the Lender, a first-position security interest under U.S. law and a first fixed charge under English law, as applicable, in all right, title, interest, claims and demands of the Company in and to the property described in Schedule A to the Security Agreement, and all replacements, proceeds, products, and accessions thereof (collectively, the “Collateral”) as security for the obligations of the Company under the Note and to induce the Lender to extend the credit evidenced by the Note.

The Collateral includes, but is not limited to: (i) all equity interests in all wholly or partially owned subsidiaries of the Company (ii) all customer accounts, insurance contracts, and clients underlying such insurance contracts of the Company (iii) all goods and equipment now owned or hereafter acquired by the Company, including, without limitation, all laboratory equipment, growing equipment, computer equipment, office equipment, machinery, containers, fixtures, vehicles, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located (iv) all inventory now owned or hereafter acquired by the Company, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of the Company’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and the Company’s books relating to any of the foregoing and (v) all accounts receivable, revenues or royalties, contract rights, general intangibles, healthcare insurance receivables, payment intangibles and commercial tort claims, now owned by the Company or hereafter acquired, including, without limitation, all patents, patent rights and patent applications.

As discussed above, the Company has previously issued to CVP, a promissory note dated April 15, 2020 which is secured by, among other things, the CVP Security Agreement dated as of September 14, 2020 pursuant to which Trial Clinic and Dermal Diagnostics granted to CVP a first-position security interest (intended to have effect as a first fixed charge under English law) to secure all “Obligations” (as defined in the CVP Security Agreement) and pursuant to an Assignment and Assumption Agreement dated as of December 30, 2020, CVP assigned to the Lender all its rights under the promissory note dated April 15, 2020 and all documents related to the promissory note including, without limitation, the CVP Security Agreement. Pursuant to the Security Agreement, each the Lender, Trial Clinic and Dermal Diagnostics agreed that Trial Clinic’s and Dermal Diagnostics’ obligations under the Note Purchase Agreement are “Obligations” (as defined in the CVP Security Agreement) and are secured by the CVP Security Agreement.

The Security Agreement contains customary representations, warranties and covenants of the Company. The foregoing description of the material terms of the Security Agreement is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 7.01. Regulation FD.

On February 11, 2020, the Company issued a Press Release (the “Press Release”) announcing the Purchase Agreement, Note and Security Agreement. The Press Release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1 10.2 10.3 99.1

Note Purchase Agreement between the Registrant and Uptown Capital, LLC dated February 8, 2021. (Please note that portions of this exhibit have been omitted).

Secured Promissory Note of the Registrant issued to Uptown Capital, LLC dated February 8, 2021.

Security Agreement between the Registrant and Uptown Capital, LLC dated February 8, 2021.

Press Release of the registrant issued on February 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2021	NEMAURA MEDICAL INC.

	By:	/s/ Dewan F. H. Chowdhury
	Name: Title:	Dewan F. H. Chowdhury Chief Executive Officer